EXHIBIT 10.3

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "AGREEMENT") is made as of May 31, 2002, by and among Pacific Magtron International Corp., a corporation incorporated under the laws of Nevada (the "COMPANY"), the Purchasers signatory hereto (each an "Purchaser" and together the "PURCHASERS"), and Feldman Weinstein LLP, with an address at 36 West 44th Street, New York, NY 10036 (the "ESCROW Agent"). CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT REFERRED TO IN THE FIRST RECITAL.

                              W I T N E S S E T H:

     WHEREAS, the Purchasers will be purchasing from the Company, in the aggregate, up to US$1,000,000 of the Company's Preferred Stock (the "PREFERRED STOCK") and Warrants as set forth in the Securities Purchase Agreement (the "PURCHASE AGREEMENT") dated the date hereof between the Purchasers and the Company, which will be issued as per the terms contained herein and in the Purchase Agreement; and

     WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth by Sections 4(2) and/or 4(6) and/or Regulation D promulgated under the Securities Act of 1933, as amended; and

     WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the purchase price with respect to the Closing in escrow until the Escrow Agent has received the Release Notice in the form attached hereto from the Company and each Purchaser;

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1
                               TERMS OF THE ESCROW

     The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of up to US$1,000,000, in the aggregate, of the Preferred Stock and the Warrants at the Closing as contemplated by the Purchase Agreement.

     1.1. FIRST CLOSING.

          (a) Upon the Escrow Agent's receipt of the purchase price for the First Closing into its master escrow account, together with executed counterparts of this Agreement, the Purchase Agreement and the Registration Rights Agreement, it shall telephonically advise the Company, or the

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     Company's  designated  attorney  or  agent,  of the  amount of funds it has received into its master escrow account.

          (b)  Wire transfers to the Escrow Agent shall be made as follows:

               Chase Manhattan Bank, NA
               510 Fifth Avenue
               New York, NY 10036 USA
               ABA Routing Number: 021000021
               Account Number: 987074342668
               Name of Account: Feldman Weinstein LLP Master Escrow Account
               Remark: PMIC

          (c) The Company, upon receipt of said notice, shall deliver to the Escrow Agent the certificates representing the applicable Preferred Stock and the Warrants to be issued to each Purchaser at the First Closing together with:

               (i)   a copy of the filed Certificate of Designations;

               (ii)  the  original   executed   Registration   Rights  Agreement
                     substantially in the form of EXHIBIT B to the Purchase Agreement;

               (iii) the  original  executed   Instructions  to  Transfer  Agent
                     substantially in the form of EXHIBIT E to the Purchase Agreement;

               (iv) the original executed opinions of Quarles & Brady LLP in the form of EXHIBIT D to the Purchase Agreement;

               (v) a warrant issued to M.H. Meyerson ("MEYERSON") to purchase up to a number of shares of Common Stock equal to $100,000 divided by the Closing Price on the Trading Day immediately prior to the First Closing Date otherwise identical to that of the Warrant (the "MH WARRANT"); and

               (vi)  an original counterpart of this Escrow Agreement.

          (d) In the event that the foregoing items are not in the Escrow Agent's possession within three (3) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the purchase price applicable to such Preferred Stock and Warrants, then each Purchaser shall have the right to demand the return of their purchase price.

          (e) Once the Escrow Agent receives a Release Notice in the form attached hereto as EXHIBIT X executed by the Company and each Purchaser, it shall wire 90% of that amount of funds necessary to purchase the applicable Preferred Stock and the Warrants, net of $15,000 for the legal, administrative and due diligence costs and expenses of the Purchasers to Feldman Weinstein LLP, per the written instructions of the Company, 7% per

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     the instructions of Purchasers as an original purchase price refund and the remaining 3% per the instructions of Meyerson.

          (f) Once the funds (as set forth above) have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the Purchase Agreement, the Warrants, the MH Warrant, the Preferred Stock, the copy of the Certificate of Designations, the Registration Rights Agreement, the Escrow Agreement, the opinion of counsel and the Instructions to Transfer Agent delivered to the appropriate parties.

     1.2. SECOND CLOSING.

          (a) Upon the Escrow Agent's receipt of the purchase price for the Second Closing into its master escrow account it shall telephonically advise the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its master escrow account.

          (b) The Company, upon receipt of said notice, shall deliver to the Escrow Agent the certificates representing the applicable Preferred Stock to be issued to each Purchaser at the Second Closing

          (c) In the event that the certificate of Preferred Stock are not in the Escrow Agent's possession within three (3) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the purchase price applicable to such Preferred Stock and Warrants, then each Purchaser shall have the right to demand the return of their purchase price.

          (d) Once the Escrow Agent receives a Release Notice in the form attached hereto as EXHIBIT X executed by the Company and each Purchaser, it shall wire 90% of that amount of funds necessary to purchase the applicable Preferred Stock and the Warrants per the written instructions of the Company, 7% per the instructions of Purchasers as an original purchase price refund and the remaining 3% per the instructions of Meyerson.

          (e) Once the funds (as set forth above) have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the Preferred Stock delivered to the appropriate parties.

                                    ARTICLE 2
                                  MISCELLANEOUS

     2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

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     2.2. All notices or other  communications  required or permitted  hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

     2.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

     2.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

     2.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

     2.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

     2.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

     2.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

     2.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     2.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder.

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     2.11.  The Escrow Agent shall be entitled to employ such legal  counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely
upon  the  advice  of  such  counsel,   and  may  pay  such  counsel  reasonable
compensation therefor which shall be paid by the Escrow Agreement unless otherwise provided for in Section 3.14. THE ESCROW AGENT HAS ACTED AS LEGAL COUNSEL FOR THE PURCHASERS, AND MAY CONTINUE TO ACT AS LEGAL COUNSEL FOR THE PURCHASERS, FROM TIME TO TIME, NOTWITHSTANDING ITS DUTIES AS THE ESCROW AGENT HEREUNDER. THE COMPANY CONSENTS TO THE ESCROW AGENT IN SUCH CAPACITY AS LEGAL COUNSEL FOR THE PURCHASERS AND WAIVES ANY CLAIM THAT SUCH REPRESENTATION REPRESENTS A CONFLICT OF INTEREST ON THE PART OF THE ESCROW AGENT. THE COMPANY UNDERSTANDS THAT THE PURCHASERS AND THE ESCROW AGENT ARE RELYING EXPLICITLY ON THE FOREGOING PROVISION IN ENTERING INTO THIS ESCROW AGREEMENT.

     2.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent.

     2.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     2.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefor.

     2.15. The Company and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow
Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

                            [SIGNATURE PAGE FOLLOWS]

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                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this __ day of May, 2002.


                                        PACIFIC MAGTRON INTERNATIONAL CORP.


                                        By: /s/ Theodore S. Li
                                            ------------------------------------
                                            Name: Theodore S. Li
                                            Title: Chairman of the Board and
                                                   President


                                        PURCHASERS:

                                        STONESTREET L.P.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ESCROW AGENT:

                                        FELDMAN WEINSTEIN LLP


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

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
                                                                    EXHIBIT X TO
                                                                ESCROW AGREEMENT

                                 RELEASE NOTICE

     The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of May 31, 2002 among Pacific Magtron International Corp., the Purchasers signatory thereto and Feldman Weinstein LLP, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Preferred Stock set forth in the Securities Purchase Agreement have been satisfied. The Company and the undersigned Purchaser hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Purchaser.

     This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

     IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this __ day of May, 2002.


                                        PACIFIC MAGTRON INTERNATIONAL CORP.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        PURCHASERS:

                                        STONESTREET L.P.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

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